Exhibit 31.2

CERTIFICATION PURSUANT TO
RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Charlie Pleas, III, certify that:

1.	I have reviewed this annual report on Form 10-K of AutoZone, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to  the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information  included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented  in this report;

4.
The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))   for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that  material information relating to the registrant, including its consolidated  subsidiaries, is made known to us by others within those entities, particularly  during the period in which this report is being prepared;

b)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures  and presented in this report our conclusions about the effectiveness of the  disclosure controls and procedures, as of the end of the period covered by this  report based on such evaluation; and

c)
Disclosed in this report any change in the registrant’s internal control over  financial reporting that occurred during the registrant’s most recent fiscal quarter  (the registrant’s fourth fiscal quarter in the case of an annual report) that has  materially affected, or is reasonably likely to materially affect, the registrant’s  internal control over financial reporting; and

5.
The registrant’s other certifying officer(s) and I have disclosed, based on our most recent  evaluation of internal control over financial reporting, to the registrant’s auditors and the  audit committee of the registrant’s board of directors (or persons performing the  equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of  internal control over financial reporting which are reasonably likely to adversely  affect the registrant’s ability to record, process, summarize and report financial  information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

October 26, 2005
/s/ CHARLIE PLEAS, III
Charlie Pleas, III
Vice President, Controller
(Principal Accounting Officer)